Exhibit 99.1

Sanuwave Announces Q3 FY2026 Financial Results

Q3 2026 revenues were $8.6 million, down 24% from $11.3 million in Q3 2025.

Q3 2026 gross margin was 77.3%, versus 77.6% in Q3 2025.

GAAP operating loss was $1.1 million for Q3 2026 versus operating income of $0.9 million in Q3 2025.

EDEN PRAIRIE, MN, November 10, 2026 (GLOBE NEWSWIRE) -- Sanuwave Health, Inc. (the "Company" or "Sanuwave”) (NASDAQ: SNWV), a leading provider of next-generation FDA-cleared wound care products, is pleased to provide its financial results for the three months ended September 30, 2026.

Quarter ended September 30, 2026

•Revenue for the three months ended September 30, 2026, totaled $8.6 million, a decrease of 24%, as compared to $11.3 million for the same period of 2025.
•40 Ultramist® systems were sold in Q3 2026, down from 155 in Q3 2025, and from 82 in Q2 2026.
•Ultramist® applicator revenue increased by 2% to $6.9 million in Q3 2026, as compared to $6.8 million for the same quarter last year.
•Gross margin as a percentage of revenue amounted to 77.3% for the three months ended September 30, 2026, versus 77.6% for the same period last year.
•For the three months ended September 30, 2026, operating loss totaled $1.1 million, compared to operating income of $0.9 million in Q3 2025.
•Net loss for the third quarter of 2026 was $1.4 million compared to net income of $9.7 million in the third quarter of 2025. The change was primarily attributable to a $6.1 million non-cash gain on the change in fair value of derivative liabilities and a one-time $5.0 million gain on the sale of patents, both recognized in the prior-year period and neither of which recurred, and an operating loss of $1.1 million in the current-year period, compared to operating income of $0.9 million in the prior-year period, partially offset by a $1.5 million decrease in interest expense.
•Adjusted EBITDA [1] for the three months ended September 30, 2026, was $0.7 million versus Adjusted EBITDA of $3.2 million for the same period last year.
•On September 30, 2026, the Company had $6.6 million in cash and cash equivalents. This number was affected by the approximately $2.3 million paid out under our sales tax voluntary disclosure agreements during the quarter.

“Q3 was very much the story of the CMS proposed rule,” said CEO Morgan Frank. “This affected Sanuwave in multiple ways. The proposal to maintain skin substitute pricing at 2026 levels for 2027 caused a number of mobile wound care practitioners, particularly those providing rural home care, to exit some or all of their operations. This affected a number of our customers. The proposed changes to the 97610 code caused our market to take a sort of ‘wait and see’ approach across the quarter which, in combination with an ongoing market for used Ultramist® units had a significant effect on system sales in the quarter. The silver linings in all this were a 14% increase in HOPD (hospital outpatient department) rates for 97610 and a removal of Q1 status from the code which will allow it to be billed at the same time as other procedures rather than being packaged to zero. CMS and the American Medical Association RUC (the group who makes recommendations to CMS on the value of medical procedures) have also both signaled interest in looking at the structure of the 97610 code around issues like the scaling factors for multiple, large, or difficult wounds that are common in other wound care codes. We will seek to encourage and engage with this. Meanwhile, the company continues to gain traction in hospitals and other users in which cost savings by halting wound progression is the primary concern and continues to see this as a core opportunity going forward.”

Certain percentages presented in this earnings release are calculated from the underlying whole-dollar amounts and therefore may not recalculate from the rounded numbers used for disclosure purposes.

As previously announced, a business update will occur via conference call on November 11, 2026 at 8:30 a.m. EST. Materials for the conference call are included on the Company’s website at http://www.sanuwave.com/investors.

Telephone access to the call will be available by dialing the following numbers:

Toll Free:1-800-420-1459
Toll/International: 1-203-518-9861
Conference ID: SANUWAVE

OR use the link for instant telephone access to the event.

https://viavid.webcasts.com/starthere.jsp?ei=1777177&tp_key=6fc0abed5c

A replay will be made available through November 25, 2026:
Toll-Free: 1-844-512-2921 or 1-412-317-6671
Replay Access ID: 11162619

[1] This is a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” and the reconciliations in this release for further information.

About Sanuwave
Sanuwave Health is focused on the research, development, and commercialization of its patented, non-invasive and biological response-activating medical systems for the repair and regeneration of skin, musculoskeletal tissue, and vascular structures.

Sanuwave's end-to-end wound care portfolio of regenerative medicine products and product candidates helps restore the body’s normal healing processes. Sanuwave applies and researches its patented energy transfer technologies in wound healing, orthopedic/spine, aesthetic/cosmetic, and cardiac/endovascular conditions.

Non-GAAP Financial Measures
This press release includes certain financial measures that are not presented in our financial statements prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). These financial measures are considered "non-GAAP financial measures" and are intended to supplement, and should not be considered as superior to, or a replacement for, financial measures presented in accordance with U.S. GAAP.

The Company uses Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA to assess its operating performance. Adjusted EBITDA is Earnings before Interest, Taxes, Depreciation and Amortization adjusted for the change in fair value of derivatives and any significant non-cash or infrequent charges. EBITDA and Adjusted EBITDA should not be considered as alternatives to net (loss) income, as a measure of financial performance or any other performance measure derived in accordance with U.S. GAAP, and they should not be construed as an inference that the Company’s future results will be unaffected by unusual or infrequent items. These non-GAAP financial measures are presented in a consistent manner for each period, unless otherwise disclosed. The Company uses these measures for the purpose of evaluating its historical and prospective financial performance, as well as its performance relative to competitors. These measures also help the Company to make operational and strategic decisions. The Company believes that providing this information to investors, in addition to U.S. GAAP measures, allows them to see the Company’s results through the eyes of management, and to better understand its historical and future financial performance. These non-GAAP financial measures are also frequently used by analysts, investors, and other interested parties to evaluate companies in our industry, when considered alongside other U.S. GAAP measures.

EBITDA and Adjusted EBITDA have their limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under U.S. GAAP. For example, some of these limitations are that EBITDA and Adjusted EBITDA:

•Do not reflect every expenditure, future requirements for capital expenditures or contractual commitments.
•Do not reflect all changes in our working capital needs.
•Do not reflect interest expense, or the amount necessary to service our outstanding debt.
•Do not reflect stock-based compensation, which is a recurring expense and an important part of our compensation strategy, income tax expense, or the cost of replacing assets being depreciated and amortized.

As presented in the U.S. GAAP to Non-GAAP Reconciliations section below, the Company’s non-GAAP financial measures exclude the impact of certain charges that contribute to our net (loss) income.

Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future financial results, market acceptance of and demand for Ultramist®, the estimated size of the wound care market, industry trends, regulatory actions that could adversely affect the price of or demand for the Company’s approved products, the Company's ability to comply with the financial and other covenants under its credit agreement with JPMorgan Chase Bank, N.A., production expectations, and plans for future business development activities. Forward-looking statements include all statements that are not statements of historical fact regarding the intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company's ability to control. Actual results may differ materially from those projected in the forward-looking statements. Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are: anticipated reimbursement levels for skin substitutes, allografts, or other advanced wound care products, and their effect on customer behavior and capital budgets; the financial distress, closure, or liquidation of wound care practices and the resulting impact on demand for the Company's systems; the emergence and growth of a secondary market for used Ultramist systems and the cannibalizing effect of such resales on sales of new systems; the Company's ability to qualify, train, and support new users acquiring systems through the secondary market, and the related regulatory, quality, and product-liability considerations; the Company's ability to sustain applicator and consumable volumes and convert system placements into recurring consumable revenue; risks associated with regulatory oversight; the Company's ability to regain and maintain compliance with the Nasdaq listing requirements; the Company's ability to manage its capital resources; competition; and the other factors discussed in detail in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

Contact: investors@sanuwave.com

SELECTED FINANCIAL DATA
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2026	2025	2026	2025

Revenue	$8,579	$11,270	$27,937	$30,657
Cost of Revenues	1,950	2,526	6,452	6,690

Gross Margin	6,629	8,744	21,485	23,967
Gross Margin %	77.3%	77.6%	76.9%	78.2%

Total operating expenses	7,701	7,841	23,961	21,025
Operating (Loss) Income	$(1,072)	$903	$(2,476)	$2,942

Total other (expense) income	(281)	8,785	(992)	1,179

Net (Loss) Income	$(1,416)	$9,688	$(3,537)	$4,121

NON-GAAP ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2026	2025	2026	2025

Net (Loss) Income	$(1,416)	$9,688	$(3,537)	$4,121
Non-GAAP Adjustments:
Interest expense	276	1,795	1,340	5,643
Depreciation and amortization [1]	341	264	948	757
Income tax expense	63	-	69	-
EBITDA	(736)	11,747	(1,180)	10,521

Non-GAAP Adjustments for Adjusted EBITDA:
Change in fair value of derivative liabilities	-	(6,097)	-	(2,186)
Other non-cash or infrequent charges and gains:
Stock-based compensation	1,480	1,397	4,622	3,513
Loss on extinguishment of debt	-	477	-	477
State & local sales tax [2]	(64)	383	(258)	1,088
Loss on impairment of assets	-	196	12	196
Severance agreement and legal settlement	-	113	-	113
Gain on license and option agreement	-	(5,000)	-	(5,000)
Sale of excess inventory	18	-	(202)	-
Adjusted EBITDA	$698	$3,216	$2,994	$8,722

1 Depreciation and amortization excludes amortization of right-of-use (ROU) leases. Prior period amounts have been retroactively revised to conform to this presentation. This change had no effect on previously reported U.S. GAAP results.
2 The charges represent a non-recurring state and local sales tax (benefit) expense related to the restatement of prior period financial statements.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)	September 30, 2026	December 31, 2025
ASSETS
Current Assets:
Cash and cash equivalents	$6,569	$11,959
Accounts receivable, net of allowance of $1,489 and $1,265, respectively	4,965	5,422
Inventory	6,724	5,934
Prepaid expenses and other current assets	1,002	1,312
Secured revolving credit facility debt issuance costs, net	39	-
Total Current Assets	19,299	24,627
Non-Current Assets:
Property and equipment, net	2,351	1,972
Right of use assets, net	913	390
Intangible assets, net	2,698	3,026
Goodwill	7,260	7,260
Secured revolving credit facility debt issuance costs, net	-	68
Total Non-Current Assets	13,222	12,716

Total Assets	$32,521	$37,343
LIABILITIES
Current Liabilities:
Current portion of secured term loan, net of debt issuance costs	$5,660	$5,638
Accounts payable	3,150	3,251
Accrued expenses	5,877	8,382
Secured revolving credit facility	655	-
Current portion of operating lease liabilities	9	157
Current portion of contract liabilities	606	388
Note payable - insurance premium financing	420	-
Accrued interest	10	24
Other	7	7
Total Current Liabilities	16,394	17,847
Non-Current Liabilities:
Secured term loan, net of current portion and debt issuance costs	11,419	15,667
Secured revolving credit facility	-	655
Operating lease liabilities, less current portion	1,444	854
Contract liabilities, less current portion	414	701
Total Non-Current Liabilities	13,277	17,877
Total Liabilities	$29,671	$35,724

STOCKHOLDERS’ EQUITY

Preferred Stock, par value $0.001, 5,000,000 shares authorized; 6,175 shares Series A, 293 shares Series B, 90 shares Series C and 8 shares Series D designated, respectively; no shares issued and outstanding at September 30, 2026 and December 31, 2025	$-	$-
Common stock, par value $0.001, 2,500,000,000 shares authorized; 8,602,309 and 8,588,876 issued and outstanding at September 30, 2026 and December 31, 2025, respectively	9	9
Additional paid-in capital	249,053	244,285
Accumulated deficit	(246,222)	(242,685)
Accumulated other comprehensive income	10	10
Total Stockholders’ Equity	2,850	1,619
Total Liabilities and Stockholders’ Equity	$32,521	$37,343

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME

(In thousands, except share and per share data)	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025 (As Restated)	2026	2025 (As Restated)

Revenue	$8,579	$11,270	$27,937	$30,657
Cost of Revenues	1,950	2,526	6,452	6,690
Gross Margin	6,629	8,744	21,485	23,967

Operating Expenses:
General and administrative	5,133	5,193	15,285	14,404
Selling and marketing	1,868	2,081	6,190	5,286
Research and development	426	345	1,715	747
Depreciation and amortization	274	222	771	588
Total Operating Expenses	7,701	7,841	23,961	21,025

Operating (Loss) Income	(1,072)	903	(2,476)	2,942

Other (Expense) Income:
Interest expense	(276)	(1,795)	(1,340)	(5,643)
Loss on extinguishment of debt	-	(477)	-	(477)
Change in fair value of derivative liabilities	-	6,097	-	2,186
Loss on impairment of assets	-	(196)	(12)	(196)
Other expense	-	(14)	(125)	(42)
Other income	(5)	5,170	485	5,351
Total Other (Expense) Income, net	(281)	8,785	(992)	1,179

Net (Loss) Income Before Income Taxes	(1,353)	9,688	(3,468)	4,121

Income tax expense	63	-	69	-

Net (Loss) Income	$(1,416)	$9,688	$(3,537)	$4,121

Total Comprehensive (Loss) Income	$(1,416)	$9,688	$(3,537)	$4,121

(Loss) Earnings per Share:
Basic	$(0.16)	$1.13	$(0.41)	$0.48
Diluted	$(0.16)	$0.39	$(0.41)	$0.21
Weighted average shares outstanding
Basic	8,602,309	8,571,111	8,598,202	8,560,174
Diluted	8,602,309	9,140,668	8,598,202	9,178,144

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
(In thousands, except share data)

Three Months Ended September 30, 2026
	Common Stock
	Number of Shares Issued and Outstanding	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income	Total

Balances as of June 30, 2026	8,602,309	$9	$247,574	$(244,806)	$10	$2,787
Stock-based compensation	-	-	1,377	-	-	1,377
Shares granted in lieu of board of director fees	-	-	103	-	-	103
Net loss	-	-	-	(1,416)	-	(1,416)

Balances as of September 30, 2026	8,602,309	$9	$249,053	$(246,222)	$10	$2,850

Three Months Ended September 30, 2025
	Common Stock
	Number of Shares Issued and Outstanding	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income	Total

Balances as of June 30, 2025 (As Restated)	8,568,005	$9	$241,248	$(260,066)	$10	$(18,799)
Stock-based compensation	-	-	1,397	-	-	1,397
Stock options exercised	8,159	-	122	-	-	122
Net income (As Restated)	-	-	-	9,688	-	9,688

Balances as of September 30, 2025 (As Restated)	8,576,164	$9	$242,767	$(250,378)	$10	$(7,592)

Nine Months Ended September 30, 2026
	Common Stock
	Number of Shares Issued and Outstanding	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income	Total

Balances as of December 31, 2025	8,588,876	$9	$244,285	$(242,685)	$10	$1,619
Stock-based compensation		-	4,219	-	-	4,219
Stock options exercised	5,433	-	77	-	-	77
Shares issued for services rendered	8,000	-	164	-	-	164
Shares granted in lieu of board of director fees	-	-	308	-	-	308
Net loss	-	-	-	(3,537)	-	(3,537)

Balances as of September 30, 2026	8,602,309	$9	$249,053	$(246,222)	$10	$2,850

Nine Months Ended September 30, 2025
	Common Stock
	Number of Shares Issued and Outstanding	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income	Total

Balances as of December 31, 2024 (As Restated)	8,543,686	$9	$238,685	$(254,499)	$10	$(15,795)
Stock-based compensation	4,787	-	3,630	-	-	3,630
Stock options exercised	25,167	-	375	-	-	$375
Shares granted in lieu of board of director fees	2,524	-	77	-	-	77
Net income (As Restated)	-	-	-	4,121	-	4,121

Balances as of September 30, 2025 (As Restated)	8,576,164	$9	$242,767	$(250,378)	$10	$(7,592)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
(in thousands)	2026	2025 (As Restated)
Cash Flows - Operating Activities:
Net (loss) income	$(3,537)	$4,121
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities
Stock-based compensation	4,622	3,513
Depreciation and amortization	948	634
Amortization of right-of-use assets	95	268
Provision for credit losses	664	112
Amortization of debt issuance and debt discounts	116	1,416
Write-off of inventory	69	-
Loss on disposal and impairment of assets	18	210
Loss on extinguishment of debt	-	477
Change in fair value of derivative liabilities	-	(2,186)
Gain on sale of patents	-	(5,000)
Gain on lease modification	-	(7)
Proceeds from tenant improvement funds	-	586
Changes in operating assets and liabilities
Accounts receivable	(206)	(1,387)
Inventory	(859)	(2,665)
Prepaid expenses and other assets	815	(1,009)
Accounts payable	(77)	264
Accrued expenses and contract liabilities	(2,519)	1,289
Operating leases	(178)	(79)
Net Cash Flows (Used in) Provided by Operating Activities	(29)	557

Cash Flows - Investing Activities:
Purchase of property and equipment	(593)	(1,846)
Investment in software development	(218)	-
Proceeds from sale of patents	-	5,000
Net Cash Flows (Used in) Provided by Investing Activities	(811)	3,154

Cash Flows - Financing Activities:
Repayment of principal secured term loan	(4,313)	-
Repayment of insurance premium financing note payable	(315)	-
Proceeds from exercises of stock options	77	359
Payment of note payable	-	(27,747)
Proceeds from secured term loan	-	23,000
Proceeds from secured revolving credit facility	-	655
Payment of debt issuance costs	-	(371)
Payments of principal on finance lease and extinguishment of lease liability	-	(242)
Net Cash Flows Used in Financing Activities	(4,550)	(4,346)

Net Change in Cash During Period	(5,390)	(635)

Cash at Beginning of Period	11,959	10,237
Cash at End of Period	$6,569	$9,602

Supplemental Information:
Cash paid for interest	$1,511	$3,291
Cash paid for taxes	$87	$-

Non-cash Investing and Financing Activities:
Stock options granted in lieu of cash bonus	69	117
Right-of-use assets obtained in exchange for lease liabilities	619	430
Insurance premiums financed through note payable	466	-
Transfer of deposits to property and equipment	192	-
Purchases of property and equipment in accounts payable and accrued liabilities	59	-
Capitalize interest into senior secured debt	-	549
Shares granted in lieu of board of director fees	-	77
Lease liabilities reduced upon lease modification	-	99
RSUs granted in exchange for services	-	10